                                                                   EXHIBIT 10.62

                                   EXHIBIT "H"
                          AMENDMENT NO. 1 TO AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR
                                  APRIL 4, 2001

Pursuant to Paragraph 5.2 of the Agreement, dated January 3, 2000 between BSL, Inc. (Owner) and Roy Anderson Corp (Contractor), for Casino Magic Hotel, Phase I (the Project). The Owner and Contractor establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below.


                                    ARTICLE 1
                            GUARANTEED MAXIMUM PRICE

The Contractor's Guaranteed Maximum Price for the Work, including the estimated Cost of the Work as defined in Article 7 and the Contractor's Fee as defined in
Article 5 is Twenty Three Million Two Hundred Thirty Five Thousand Eight Hundred Three Dollars ($23,235,803.00), subject to additions and deductions by Change Order as provided in the Contract Documents. The Guaranteed Maximum Price does not include Add Alternate No. 1: Ballroom, Prefuction, & Ancillary Areas Build-out.

This price is for the performance of the Work in accordance with the Contract Documents listed and attached to this Amendment and marked Exhibits A, B, C, D, and E as follows:

EXHIBIT A - Drawings and Specifications on which the Guaranteed Maximum
            Price is based.
                                                Pages 1 through 10 dated 3/19/01

EXHIBIT B - Contractor's Scope Summary (B-1), GMP Estimate with Allowances
            (B-2), and Schedule (B-3).
                                                 Pages 1 through 7 dated 4/4/01.

EXHIBIT C - Add Alternate No. 1: Ballroom, Prefunction, & Ancillary Areas
            Build-out (Not included in Guaranteed Maximum Price)

                                                 Pages 1 through 1 dated 4/4/01.

EXHIBIT D - Contractor's Self-Perform Work.

                                                Pages 1 through 1 dated 3/19/01.

EXHIBIT E - Contractor's Supervisory Personnel.

                                                Pages 1 through 1 dated 3/19/01.


                                   ARTICLE II
                                  CONTRACT TIME

The date of Substantial Completion established by this Amendment is:  5/09/02.


OWNER:  BSL, INC.                               CONTRACTOR:

By:                                             By:
    ----------------------------                      --------------------------
                                                      Jim Hardin, Jr. -
                                                      V.P. of Construction

Date:                                           Date: April 4, 2001
      --------------------------                      --------------------------

                                   EXHIBIT "A"
                                 MARCH 19, 2001

DRAWINGS:

DRWG #         DESCRIPTION                                  DATE ISSUED      DATEREV    REV
------         -----------                                  -----------      -------    ---
A000     Cover Sheet/Index of Drawings                        8/25/00        9/25/00     2
A001     Abbrev., Symbols, Gen Notes, Code Summary            8/25/00        9/25/00     2
A002     Abbrev., Symbols, Gen Notes, Code Summary            8/25/00        9/25/00     2
A003     Existing Site Plan                                   8/25/00        9/25/00     2
A004     Overall Site Plan                                    8/25/00        9/25/00     2
A005     Existing/Demolition First Floor Plan                 8/25/00        9/25/00     2
A006     Existing/Demolition Second Floor Plan                8/25/00        9/25/00     2

FIRE RATED PARTITION PLANS
--------------------------

A020     Hotel Fire Rated Partition Plans                     8/25/00        9/25/00     2
A021     Hotel Fire Rated Partition Plans                     8/25/00        9/25/00     2

FLOOR AND ROOF PLANS
--------------------

A100     First Floor Plan - Part A                            8/25/00        9/25/00     2
A101     First Floor Plan - Part B                            8/25/00        9/25/00     2
A102     Second Floor Plan - Part A                           8/25/00        9/25/00     2
A103     Roof Plan                                            8/25/00        9/25/00     2
A104     Enlarged Hotel Entry Plan                            9/25/00                    1
A105     Enlarged Restaurant/Kitchen Plan                     9/25/00                    1
A106     Enlarged Spa Plan                                    9/25/00                    1
A107     Enlarged Plans - Service Area                        9/25/00                    1

A110     Hotel First and Mezzanine Floor Plans                8/25/00        9/25/00     2
A111     Hotel Typical (02-120 and VIP (13th) Floor Plans     8/25/00        9/25/00     2
A112     Hotel Roof Plan                                      8/25/00        9/25/00     2

A120     Enlarged Renovation First Floor Plan                 9/25/00                    1
A121     Enlarged Renovation Second Floor Plan                9/25/00                    1

ELEVATIONS
----------

A200     Casino South Elevations                              8/25/00        9/25/00     2
A201     Casino North Elevations                              8/25/00        9/25/00     2

A210     Hotel South Elevation                                8/25/00        9/25/00     2
A211     Hotel West & East Elevation                          8/25/00        9/25/00     2
A212     Hotel North Elevation                                8/25/00        9/25/00     2



                                       1

DRWG #         DESCRIPTION                                  DATE ISSUED      DATEREV    REV
------         -----------                                  -----------      -------    ---
A220     Enlarged Elevations                                  8/25/00        9/25/00     2
A230     Service/Ballroom Elevations                          8/25/00        9/25/00     2
A240     Function Interior Elevations                         8/25/00        9/25/00     2

BUILDING SECTIONS
-----------------

A300     Function Building Sections                           8/25/00        9/25/00     2
A310     Hotel Building Sections                              8/25/00        9/25/00     2

ENLARGED PLANS, ELEVATIONS & SECTIONS (1/4" = 1'-0")
----------------------------------------------------

A410     Hotel Enlarged Room Plans                            8/25/00        9/25/00     2
A411     Hotel Enlarged Room Elevations                       8/25/00        9/25/00     2
A412     Hotel Enlarged Toilet Plans and Elevations           8/25/00        9/25/00     2
A413     Hotel Enlarged Core Plans                            8/25/00        9/25/00     2
A420     Hotel Enlarged Wall Sections                         8/25/00        9/25/00     2
A450     Hotel Enlarged Elevations                            8/25/00        9/25/00     2

EXTERIOR DETAILS (1 1/2" = 1'-0")
---------------------------------

A510     Function Wall Sections                               8/25/00        9/25/00     2
A512     Function Wall Sections                               8/25/00        9/25/00     2
A515     Function Sections Details                            8/25/00        9/25/00     2
A520     Hotel Plan Details                                   8/25/00        9/25/00     2
A521     Hotel Plan Details                                   8/25/00        9/25/00     2
A530     Hotel Wall Section Details                           8/25/00        9/25/00     2
A531     Hotel Wall Section Details                           8/25/00        9/25/00     2

SCHEDULES
---------

A600     Partition Schedule                                   8/25/00        9/25/00     2
A601     Partition Schedule                                   8/25/00        9/25/00     2
A602     Window Elevations & Glazing Types                    8/25/00        9/25/00     2
A603     Door Elevations & Details                            8/25/00        9/25/00     2

STAIRS
------

A700     Function Stair Plans & Sections                      8/25/00        9/25/00     2
A710     Hotel Stair Plans, Sections & Details                8/25/00        9/25/00     2
A711     Hotel Stair Plans, Sections & Details                8/25/00        9/25/00     2

ELEVATORS AND ESCALATORS
------------------------

A810     Hotel Elevator Plans, Sections & Details             8/25/00        9/25/00     2



                                       2

DRWG #         DESCRIPTION                                  DATE ISSUED      DATEREV    REV
------         -----------                                  -----------      -------    ---
REFLECTED CEILING PLANS
-----------------------

A900     Function First Floor RCP - Part A                    8/25/00        9/25/00     2
A901     Function First Floor RCP - Part B                    8/25/00        9/25/00     2
A902     Function Second Floor Plan - Part A                  8/25/00        9/25/00     2
A903     Function Enlarged Hotel Entry RCP                    9/25/00                    1
A904     Function Enlarged Elevator & Corridor RCP            9/25/00                    1
A905     Function Enlarged Spa RCP                            9/25/00                    1
A906     Function Enlarged Ballroom RCP                       9/25/00                    1

A910     Hotel 1st and Mezzanine Floor RCP                    8/25/00        9/25/00     2
A911     Hotel Typ. (02-12) and VIP (13th ) Floor RCP         8/25/00        9/25/00     2

STRUCTURAL
----------

S000     General Notes                                        8/25/00                    1
S010     Load Key Sheet                                       8/25/00                    1
S011     Load Key Sheet                                       8/25/00                    1
S012     Load Key Sheet                                       8/25/00                    1
S040     Typical Concrete Details                             8/25/00                    1
S050     Typical Steel Details                                8/25/00                    1

S100     Hotel Foundation Plan                                8/25/00                    1
S101     Lowrise Foundations Framing Plan                     8/25/00                    1
S102     Central Plant Foundation Plan                        8/25/00                    1
S110     Hotel Mezzanine Plan                                 8/25/00                    1
S111     Lowrise Roof Framing Plan                            8/25/00                    1
S112     Central Plant Framing Plan                           8/25/00                    1
S120     Hotel Second Framing Plan                            8/25/00                    1
S130     Hotel Typical Framing Plan                           8/25/00                    1
S140     Hotel Roof Plan                                      8/25/00                    1
S150     Hotel Mansard and Penthouse Plan                     8/25/00                    1

S200     Hotel Wall Elevations                                8/25/00                    1
S201     Hotel Wall Elevations                                8/25/00                    1
S202     Hotel Wall Elevations                                8/25/00                    1
S203     Hotel Wall Elevations                                8/25/00                    1
S204     Hotel Wall Elevations                                8/25/00                    1
S205     Hotel Wall Elevations                                8/25/00                    1
S206     Hotel Section Thru Penthouse                         8/25/00                    1

S210     Central Plant Elevations                             8/25/00                    1
S500     Foundation Details                                   8/25/00                    1
S520     Hotel Post Tensioning Plans                          8/25/00                    1


                                       3

DRWG #         DESCRIPTION                                  DATE ISSUED      DATEREV    REV
------         -----------                                  -----------      -------    ---
S521     Hotel Post Tensioning Plans                          8/25/00                    1
S522     Hotel Post Tensioning Plans                          8/25/00                    1
S523     Hotel Post Tensioning Plans                          8/25/00                    1

S551     Low Rise Steel Details                               8/25/00                    1
S570     Hotel Light Gauge Details                            8/25/00                    1
S580     Hotel Column Schedule & Detail                       8/25/00                    1
S590     Hotel Beam Schedule & Details                        8/25/00                    1

MECHANICAL
----------

M100     First Floor HVAC & Piping Plan - Part A              8/25/00                    1

M111     First Floor HVAC & Piping & Schematics               8/25/00                    1
M112     Mezzanine Piping & Schematic Plans                   8/25/00                    1
M113     Mezzanine HVAC Plan                                  8/25/00                    1
M114     2nd - 12th Floor HVAC/Piping & Schemtaic Plan        8/25/00                    1
M115     HVAC Roof Plan                                       8/25/00                    1

M200     Chilled Water Supply & Return                        8/25/00                    1
M201     Chilled Water Supply & Return                        8/25/00                    1
M300     Chilled Water Supply & Return                        8/25/00                    1
M301     Chilled Water Supply & Return                        8/25/00                    1

M400     Equipment Schedules                                  8/25/00                    1

PLUMBING
--------

P102     Mezzanine Ceiling                                    8/25/00                    1
P103     Plumbing Hotel 02 - 12th Floors                      8/25/00                    1
P104     Plumbing Hotel 13th Floor                            8/25/00                    1

P301     Waste Riser Diagrams                                 8/25/00                    1
P302     Domestic Water Riser Diagrams                        8/25/00                    1

ELECTRICAL
----------

E201     Typical 02-12 Level Corridor Plan                    8/25/00                    1
E202     Typical VIP Level Corridor Plan                      8/25/00                    1

E401     Hotel Plan - First Floor                             8/25/00                    1
E402     Hotel Mezzanine Plan                                 8/25/00                    1
E403     Typical 02-12 Level Room Plans                       8/25/00                    1
E404     Typical VIP Level Room Plans                         8/25/00                    1
E405     Central Plant Plan                                   8/25/00                    1



                                       4

DRWG #         DESCRIPTION                                  DATE ISSUED      DATEREV    REV
------         -----------                                  -----------      -------    ---
E501     Electrical One Line Diagram                          8/25/00                    1

DRAWING UPDATES AND SKETCHES
----------------------------

A100a    First Floor Plan - Part A Renovations                9/25/00        10/4/00     2
A102a    Second Floor Plan - Part A Renovations               9/25/00        10/4/00     2

ASK-001  Overall Structural Grid                              9/26/00                    1
ASK-002  South Ballroom Structure                             9/26/00                    1
ASK-003  North Ballroom Structure                             9/26/00                    1
ASK-004  Ballroom Truss                                       9/26/00                    1
ASK-005  Truss Details                                        9/26/00                    1

                                 SPECIFICATIONS
                                  SECTION 00005
                                TABLE OF CONTENTS

VOLUME I
                                                         DATE             ISSUE
                                                         ----             -----
DIVISION 0 - BIDDING REQUIREMENTS, CONTRACT FORMS AND CONDITIONS OF THE CONTRACT

00005    Table of Contents                               3/16/01          #3 Permit

00700    General Conditions and Supplementary
         Conditions of the Contract                      3/16/01          #3

00860    List of Drawings                                3/16/01          #3
(Note: For list of drawing updates/changes refer to Bulletins #1 thru #4.
Index not changed in Spec.)

SPECIFICATIONS

DIVISION 1 - GENERAL REQUIREMENTS

01000    General Provisions                              3/16/01          #3
01005    Administrative Provisions                       3/16/01          #3
01021    Cash Allowances                                 3/16/01          #3
01040    Project Contract Coordination                   3/16/01          #3
01050    Field Engineering                               3/16/01          #3
01090    Reference Standards                             3/16/01          #3
01200    Project Meetings                                3/16/01          #3
01300    Submittals                                      3/16/01          #3
01310    Construction Schedules and Reports              3/16/01          #3
01410    Testing Laboratory Services                     3/16/01          #3
01440    Contract Quality Control                        3/16/01          #3
01500    Construction Facilities and Temporary
         Controls                                        3/16/01          #3
01600    Material and Equipment                          3/16/01          #3
01700    Contract Closeout                               3/16/01          #3
01730    Operation and Maintenance Data                  3/16/01          #3
01740    Warranties and Bonds                            3/16/01          #3

DIVISION 2 - SITE WORK

02050    Site Demolition                                 3/16/01          #3
02111    Clearing and Grubbing                           3/16/01          #3
02221    Select Bedding and Foundation Material          3/16/01          #3
02226    Roadway Excavation and Embankment               3/16/01          #3


                                       6

VOLUME I
                                                         DATE             ISSUE
                                                         ----             -----
02227    Excavating and Backfilling for Structures       3/16/01          #3
02234    Granular Base Course (Limestone)                3/16/01          #3
02363    Timber Piles                                    3/16/01          #3
02368    Cast Auger Piles                                3/16/01          #3
02458    Precast Concrete Piles                          3/16/01          #3
02512    Hot Bituminous Pavement                         3/16/01          #3
02520    Non-Reinforced Concrete Pavement                3/16/01          #3
02521    Curb and Combination Curb & Gutter              3/16/01          #3
02522    Concrete Sidewalks and Driveways                3/16/01          #3
02580    Painted Traffic Markings                        3/16/01          #3
02660    Water Distribution System                       3/16/01          #3
02685    Gas Distribution Systems                        3/16/01          #3
02721    Cast-in-Place Concrete Structures               3/16/01          #3
02722    Concrete Culvert Pipe                           3/16/01          #3
02723    High Density Polyethylene Drainage
         Pipes and Structures                            3/16/01          #3
02730    Gravity Sanitary Sewers                         3/16/01          #3

DIVISION 3 - CONCRETE

03011    Concrete Testing                                3/16/01          #3
03100    Concrete Formwork                               3/16/01          #3
03200    Concrete Reinforcement and Accessories          3/16/01          #3
03300    Cast-in-Place Concrete                          3/16/01          #3
03345    Concrete Finishes                               3/16/01          #3
03425    Post-Tensioned Concrete                         3/16/01          #3
03455    Glass Fiber Reinforced Concrete                 3/16/01          #3

DIVISION 4 - MASONRY

04100    Mortar and Masonry Grout                        3/16/01          #3
04110    Non-Shrunk Grout                                3/16/01          #3
04450    Cut Stone Veneer                                3/16/01          #3

DIVISION 5 - METALS

05120    Structural Steel                                3/16/01          #3
05200    Steel Joists                                    3/16/01          #3
05310    Metal Roof Deck                                 3/16/01          #3
05320    Metal Floor Deck                                3/16/01          #3
05400    Cold Formed Metal Framing                       3/16/01          #3
05500    Metal Fabrications                              3/16/01          #3
05510    Metal Stairs, Ladders and Railings              3/16/01          #3
05517    Alternating Tread Steel Stairs                  3/16/01          #3
05520    Handrails and Railings                          3/16/01          #3
05700    Ornamental Metals                               3/16/01          #3
05805    Expansion Joint Assemblies                      3/16/01          #3



                                       7

VOLUME I
                                                         DATE             ISSUE
                                                         ----             -----
DIVISION 6 - WOOD & PLASTICS
06100    Rough Carpentry                                 3/16/01          #3
06114    Wood Blocking and Curbing                       3/16/01          #3
06200    Finish Carpentry                                3/16/01          #3
06410    Custom Casework                                 3/16/01          #3
06620    Cast Plastic Fabrications                       3/16/01          #3

DIVISION 7 - THERMAL & MOISTURE PROTECTION

07110    Sheet membrane Waterproofing                    3/16/01          #3
07140    Metallic Waterproofing                          3/16/01          #3
07190    Vapor Barriers                                  3/16/01          #3
07212    Board Insulations                               3/16/01          #3
07213    Batt and Blanket Insulation                     3/16/01          #3
07218    Sprayed Insulation                              3/16/01          #3
07241    Exterior Insulation and Finish System           3/16/01          #3
07255    Cementitious Fireproofing                       3/16/01          #3
07270    Firestopping                                    3/16/01          #3
07468    Metal Siding                                    3/16/01          #3
07550    Modified Bituminous Membrane
         Roofing                                         3/16/01          #1
07610    Sheet Metal Roofing                             3/16/01          #3
07612    Fabric Roofing                                  3/16/01          #3
07620    Sheet Metal Flashing and Trim                   3/16/01          #3
07724    Roof Hatches                                    3/16/01          #3
07900    Joint Sealers                                   3/16/01          #3

DIVISION 8 - DOOR & WINDOWS

08111    Standard Steel Doors                            3/16/01          #3
08112    Standard Steel Frames                           3/16/01          #3
08211    Flush Wood Doors                                3/16/01          #3
08305    Access Doors                                    3/16/01          #3
08331    Overhead Coiling Doors                          3/16/01          #3
08350    Mirrored Closet Doors                           3/16/01          #3
08410    Aluminum Entrances and Storefronts              3/16/01          #3
08520    Aluminum                                        3/16/01          #3
08620    Skylights                                       3/16/01          #3
08710    Door Hardware                                   3/16/01          #3
08721    Automatic Door Equipment                        3/16/01          #3
08800    Glazing                                         3/16/01          #3


                                       8

VOLUME I
                                                         DATE             ISSUE
                                                         ----             -----


DIVISION 9 - FINISHES

09260    Gypsum Board Systems                            3/16/01          #3
09300    Ceramic and Quarry Tile                         3/16/01          #3
09511    Suspended Ceilings                              3/16/01          #3
09650    Resilient Flooring                              3/16/01          #3
09720    Vinyl Wall Covering                             3/16/01          #3
09900    Painting                                        3/16/01          #3
09910    Textured Acrylic Coatings                       3/16/01          #3
09911    Aggregated Decorative Spray
         Texture Finish                                  3/16/01          #3
09999    Schedules                                       3/16/01          #3


VOLUME II

DIVISION 10 - SPECIALTIES

10165    Plastic Laminate Toilet Compartments            3/16/01          #3
10211    Fixed Metal Wall Louvers                        3/16/01          #3
10260    Corner Guards                                   3/16/01          #3
10500    Metal Lockers                                   3/16/01          #3
10522    Fire Extinguishers, Cabinets and
         Accessories                                     3/16/01          #3
10536    Awnings                                         3/16/01          #3
10651    Operable Panel Partitions                       3/16/01          #3
10800    Toilet and Bath Accessories                     3/16/01          #3
10820    Shower Partitions and Doors                     3/16/01          #3
10914    Coat Rack and Accessories                       3/16/01          #3

DIVISION 11 - EQUIPMENT

11160    Dock Equipment                                  3/16/01          #3
11165    Dock Bumpers                                    3/16/01          #3
11400    Food Facilities Equipment                       3/16/01          #3

DIVISION 12 - FURNISHINGS

12692    Floor mats                                      3/16/01          #3

DIVISION 13 - SPECIAL CONSTRUCTION

Not Used


                                       9


VOLUME II
                                                         DATE             ISSUE
                                                         ----             -----

DIVISION 14 - CONVEYING SYSTEMS

14210    Electric Traction Elevators                     3/16/01          #3
14240    Hydraulic Elevators                             3/16/01          #3
14310    Escalators                                      3/16/01          #3
14560    Linen and Rubbish Chutes                        3/16/01          #3

DIVISION 15 - MECHANICAL

15010    General Provisions                              3/16/01          #2
15050    Basic Materials and Methods                     3/16/01          #2
15180    Insulation                                      3/16/01          #2
15200    Soil and Waste System                           3/16/01          #2
15225    Plumbing Fixtures, Accessories and
         Trim                                            3/16/01          #2
15250    Plumbing Equipment                              3/16/01          #2
15705    Chemical Cleaning and Treatment                 3/16/01          #2
15800    Heating and Air Conditioning Equipment          3/16/01          #2
15810    Air Distribution                                3/16/01          #2
15825    Balancing and Adjusting                         3/16/01          #2
15900    Building Automation and Temperature
         Control System                                  3/16/01          #2

DIVISION 16 - ELECTRICAL

16000    Electrical General Requirements                 3/16/01          #2
16100    Basic Electrical Materials and Methods          3/16/01          #2
16200    Raceway Systems                                 3/16/01          #2
16300    Wire, Cable and Devices                         3/16/01          #2
16400    Service and Distribution                        3/16/01          #2
16500    Lighting                                        3/16/01          #2
16700    Communications                                  3/16/01          #2
16800    Fire Alarm and Smoke Detection
         System                                          3/16/01          #2


                                  EXHIBIT "B-1"

                           CASINO MAGIC HOTEL, PHASE I
                           BAY ST. LOUIS, MISSISSIPPI
                           CONTRACTOR'S SCOPE SUMMARY
                                  April 4, 2001

We have based our estimate on the drawings and specifications shown in Exhibit "A". Following is a scope summary with attention brought to items that are assumptions used and/or subcontractor clarifications.

Basic Estimate Criteria:

     o    Sitework

     o    Hotel Building

     o    Low Rise Addition

     o    Central Plant

     o    Ballroom - Shell Building Only


o We have included the cost of providing general liability insurance for the project.

GENERAL REQUIREMENTS
--------------------

o We have included temporary sanitary facilities, temporary lighting, temporary telephone, temporary heat, electrical distribution, drinking water, and temporary fire protection as required.

o We have assumed that all design documentation, as may be required for the successful prosecution of the work, will be provided by the architect (except for design-build elements as noted).

o The cost of all materials testing that may be required is not included in the estimate. We assume that these services will be contracted for directly by the Owner.

o The cost of initial professional engineering line and grade control is not included in the estimate. We assume that these services will be provided by the Owner's civil engineer.

DIVISION 2: SITEWORK
--------------------

o    We have included all sitework elements shown on the civil plans dated
     2/2/01.

o    We have not included irrigation and landscape.

DIVISION 3: CONCRETE
--------------------

o    We have included all concrete as shown on the structural plans dated
     2/12/01.

DIVISION 4: MASONRY
-------------------

o The only masonry work in the project is in a retaining wall and that is included in Division 2.

                           CASINO MAGIC HOTEL, PHASE I
                           CONTRACTOR'S SCOPE SUMMARY
                                   PAGE 2 OF 5


DIVISION 5: STEEL
-----------------

o We have included all structural steel as shown on the structural plans dated 2/12/01.

DIVISION 6: CARPENTRY
---------------------

o We have included all interior millwork items as shown on the drawings, or as outlined in allowances, in the hotel tower, low rise addition, and ballroom.

DIVISION 7: THERMAL & MOISTURE PROTECTION
-----------------------------------------

o    For the Exterior Insulated Finish System we have included:

     1. The use of Class PB 2" standard Exterior Insulated Finish System as manufactured by Parex or equivalent.
     2. Manufacturers standard medium sand or textured finish in no more than 3 integral colors.
     3. Heavy duty mesh at all high-traffic areas up to 8'0" above finish floor or grade.
     4.   Manufacturers standard 5 year warranty.
     5.   No reveals, EPS board thicker than 2" or Ameristone is included.

o    We have included fireproofing of the structural steel as required by code.

o    We have included Roofing Systems:

     1. Modified Bitumen Roof Systems with a roof insulation system consisting of one (1) layer of 2" polyisocyanurate and one layer of 3/4" perlite insulation for a combined R-value of 16.38, and a twelve (12) year no dollar limit roof warranty.
     2. All standing seam metal roofing and sheet metal flashing will be fabricated from 24 gauge galvanized metal with a Kynar 500 (20) year paint finish warranty.

DIVISION 8: DOORS, FRAMES, & GLAZING
------------------------------------

o We have included public area and back of house doors based on the use of wood doors with a plastic laminate face installed in metal frames.

o    We have included glass, glazing, storefront and entrances:

     1.   Fixed opening above the 1st floor to be FG-123 aluminum frames.
     2.   Storefront openings on the 1st floor to be 451 Tri-Fab Flush Glaze
     3.   Door Stiles to be medium 350 with panic hardware.
     4. Glass to be 1" insulated tinted (green) over low "E" safety glass as required.
     5.   Skylight (insulated tinted safety glass).

o We have included a guest entry Tesa card lock system with front desk station and portable programmer.

DIVISION 9: FINISHES
--------------------

o    We have included metal framing, drywall and ceilings per plans.

                           CASINO MAGIC HOTEL, PHASE I
                           CONTRACTOR'S SCOPE SUMMARY
                                   PAGE 3 OF 5


o We have included a flat acoustical ceiling in the ballroom with no furr downs.

o    We have included tile, stone and VCT per plans.

o    Carpet is owner furnished and owner installed.

o    We have included painting.

o    We have included installation of owner furnished vinyl wall covering.

o    The second floor restaurant and kitchen is included as a shell only.

DIVISION 10: SPECIALTIES
------------------------

o We have included entrance mats, a linen chute, toilet compartments, toilet accessories, louvers, wall and corner guards, flag poles, fire extinguishers with cabinets, and operable partitions.

o    Exterior and interior signage is provided and installed by the owner.

o    Closet and linen racks are provided and installed by the owner.

DIVISION 11: EQUIPMENT
----------------------

o The cost of providing and installing the kitchen and food service equipment is not included in this estimate. We do include the cost associated with mechanical and electrical hook-up of this Owner furnished equipment.

o    We have included a dock leveler and bumpers.


DIVISION 12: FURNISHINGS
------------------------

o    No work included in this section.


DIVISION 13: SPECIAL CONSTRUCTION
---------------------------------

o    We have included an allowance for all pools and pool related work.

o We have not included cost for the sauna package, steam room equipment, nor other spa equipment.

                         CASINO MAGIC HOTEL & RESTAURANT
                           CONTRACTOR'S SCOPE SUMMARY
                                   PAGE 4 OF 5


DIVISION 14: CONVEYING SYSTEMS
------------------------------

o    We have included Montgomery Kone elevators as follows:

     1. Three (3) EcoSystem MR AC gearless traction passenger elevators with a capacity of 3,500 lbs., a speed of 400 fpm, Miprom Selective Collective Three Car Group Operation, and Kone's Series 220 design fixtures.

     2. One (1) EcoSystem MR AC gearless traction service elevator with a capacity of 4,000 lbs., a speed of 400 fpm, Miprom Selective Collective Simplex Operation, and Kone's Series 220 design fixtures.

     3. The highest stop for all elevators is the 14th floor. No elevator will go to the roof level.

DIVISION 15: MECHANICAL
-----------------------

o    PLUMBING AND HVAC

We have used MCC's design build estimate for the plumbing and HVAC system as shown on mechanical plans dated 2/9/01.

o    FIRE PROTECTION

We have used Fire Protection System's design build estimate for the fire protection system. Fire Protection System's estimate includes Fire Protection for the hotel tower, central plant, a diesel fire pump, and underground piping.

DIVISION 16: ELECTRICAL
-----------------------

We have used Haynes Electric's design build estimate for the electrical system as shown on electrical plans dated 2/9/01.

QUALIFICATIONS & EXCLUSIONS
---------------------------

o  Performance and material payment bonds are not included in our price.

o  Any permits other than building permits are not included.

o  Design fees are not included in our price (except as noted otherwise).

o We have made no allowance for unforeseen underground conditions or obstructions.

o We have not included any moneys for removal or replacement of contaminated soils.

o  No power company fees or charges are included.

o  Builder's risk insurance shall be provided by the owner.

o We have assumed that the owner will arrange for the installation of, and pay for all waste handling and food service equipment (including any coolers and freezers).

o All window coverings, furniture, artwork, sculpture, and rugs shall be the responsibility of the owner.

o Our estimate does not include any cost for Mississippi Power charges for bringing power to the site.

                         CASINO MAGIC HOTEL & RESTAURANT
                           CONTRACTOR'S SCOPE SUMMARY
                                   PAGE 5 OF 5


o This estimate does not include the cost of fees or charges by the Gas Company for bringing service to the site.

o Costs associated with build-out of the ballroom, prefunction, and ancillary areas are included in Add Alternate No. 1 and are not included in the Guaranteed Maximum Price.

                                  EXHIBIT "B-2"
                          GMP ESTIMATE WITH ALLOWANCES
                                  APRIL 4, 2001


SITEWORK, HOTEL TOWER, LOW ADDITION,
  CENTRAL PLANT & BALLROOM                                           $21,459,369

ALLOWANCE ITEMS

    3-Meal Restaurant Finish Out                                         400,000
    Gas Service Line                                                       5,000
    Expansion Joint                                                        5,500
    Mock Up Room                                                          30,000
    Warehouse Mock Up                                                    100,000
    Tub Deck & Risers @ Resort and Jr. Rooms                              27,734
    Cabanna                                                               24,200
    Pool Deck                                                             96,000
    Swimming Pool (Surface Area)                                         137,500
    Wading Pool (Surface Area)                                            13,500
    Interior Finishes /Passenger Elevators                                24,000
    Whirlpool Tubs                                                        60,000
    Relocate Utilities                                                    50,000
    Pool Drainage & Outside Bars                                          10,000
    Interior Light Fixture                                               200,000
    Exterior Light Fixture                                                50,000
    Parking Lot Lighting                                                  28,000
    Electrical @ Pool                                                     15,000
--------------------------------------------------------------------------------
                          TOTAL ALLOWANCES                            $1,276,434

CONTINGENCY                                                              500,000

                          GRAND TOTAL                                 $1,776,434
--------------------------------------------------------------------------------

    TOTAL CONTRACT SUM                                               $23,235,803

                                   EXHIBIT "C"
                   ADD ALTERNATE NO. 1: BALLROOM, PREFUNCTION,
                           & ANCILLARY AREAS BUILD-OUT
                                  APRIL 4, 2001


DESCRIPTION:

Add interior build-out including interior partitions, drywall, fiberglass reinforced panels, acoustical ceiling tile, flooring, drywall finish, paint, vinyl wall covering, operable partitions, plumbing, HVAC and electrical for the following areas: Ballroom B116, Function Area B110, Lobby B100, Board Room B101, Storage B102, Banquet Kitchen B103, Temp. Kitchen Storage B105, Future Service Lobby B106, Corridor B109, Part. Storage B112, Part. Storage B113, Part. Storage B114, Part. Storage B117, Part. Storage B119, Service Area B126, Banquet Service B127, Service Area B131, Service Corridor B133, Storage B134.

    Doors and Finish Hardware                                                   8,800
    Drywall / FRP / Acoustical Ceiling                                        105,162
    Flooring                                                                   20,677
    Drywall Finish / Paint / Vinyl Wall Covering Installation                  44,514
    Operable Partitions                                                       151,683
    Plumbing and HVAC                                                         232,000
    Electrical                                                                225,000
    Electrical Dimming Allowance                                               15,000
    Ballroom, Prefunction, and Public Space Interior Upgrade Allowance        150,000
    Finish Carpentry Allowance @ Ballroom                                       9,500
    Contingency                                                               150,000
    Fee                                                                        47,274
    Gross Receipts Tax                                                         40,586
                                                                            ---------
    Total Alternate No. 1 Amount                                            1,200,197

Amount assumes that work will be done concurrent with overall project schedule.

                                   EXHIBIT "D"
                                 MARCH 19, 2001
                          CONTRACTORS SELF PERFORM WORK
                        (Exclusive of General Conditions)

                                                  LABOR         MATERIAL       EQUIPMENT
                                               ----------      ----------      ----------
Building Demolition                            $   56,730                      $    3,440

Site Excavation and backfill                   $  101,122      $   14,888      $   52,238

Site Concrete                                  $   16,227      $   24,513

Concrete (Includes items below)                $  603,961      $1,326,133      $   65,088
Foundation Work (excluding piling)
Horizontal and Vertical Concrete Formwork
Vertical Concrete Placement

Hoisitng                                       $   82,072      $   74,674      $  218,400

Masonry                                        $    2,768      $    6,580      $    7,000

Metals                                         $    7,679      $  678,527

Rough Carpentry                                $   76,658      $  174,337      $    3,477

Fireproof Sealants                             $    2,500

Installation of doors and hardware             $  137,770      $  436,600

Installation of Division 10 items              $   32,243      $  100,880
                                               ----------      ----------      ----------
                                               $1,119,730      $2,837,132      $  349,643

                                   EXHIBIT "E"



Contractors Supervisory Personnel

Project Manager - Judson McLeod
Assistant Project Manager - Steven Linton
Project Coordinator - Jerry Waugh
Superintendent - John Morgan
Assistant Superintendent - To be named
Concrete Superintendent - To be named
Finish Superintendent - To be named
Ballroom Superintendent - To be named